CLOSED END

Alliance World
Dollar Government
Fund II

Semi-Annual Report
September 30, 2000

                               [GRAPHIC OMITTED]

                                            Alliance Capital[LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 1, 2000

Dear Shareholder:

This report contains the performance, investment strategy and outlook of Alliance World Dollar Government Fund II (the "Fund") for the semi-annual reporting period ended September 30, 2000.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Fund Performance

The following table shows the Fund's performance over the past six- and 12-month periods. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Over the past six-month period ended September 30, 2000, the Fund underperformed the benchmark, but still outperformed the benchmark over the 12-month period. During the six-month period, our security selection cost us relative performance versus the benchmark. In particular, our Turkish and Brazilian holdings dampened performance relative to the benchmark. Though Brazilian debt in general performed well during the period, the longer maturity Brazilian debt that we held underperformed shorter maturity Brazilian debt.

INVESTMENT RESULTS*
Periods Ended September 30, 2000

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance World
Dollar
Government
Fund II                                                         4.05%     36.99%
--------------------------------------------------------------------------------
J.P. Morgan
Emerging
Markets Bond
Index Plus                                                      5.67%     28.03%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of September 30, 2000. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

      Additional investment results appear on pages 4-6.

Investment Strategy

Over the past six-month period, we maintained our overweight position in Russia due to the successful completion of its restructuring negotiations with debt holders and the prospect for effective political leadership from


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

President Vladimir Putin. We increased our positions in Mexico as that country's credit quality continued to improve and its economy benefited from strong U.S. economic growth. Significant progress on fiscal reforms along with a healthy economic recovery in Brazil led us to increase our position in Brazilian government bonds. In addition, we reduced our position in Argentina and trimmed our exposure in the Philippines in light of disappointments surrounding their fiscal deficits.

Market Overview

After a strong first half of the year, the global economy lost some momentum during the third quarter. Past interest rate increases, stable-to-lower stock prices, and higher oil prices generally dampened global growth. Monetary policy makers retained their tightening bias, but appeared to be nearing the end of their tightening cycle.

During the six-month period, emerging market debt, as represented by the JPM EMBI+, posted a return of 10.5% as global economic growth remained strong. Most individual country returns, as represented by the JPM EMBI+ country components, were positive during the period, with Ecuador posting the largest gain of 41% as a result of a successful debt restructuring. Other individual outperformers included Russia, Venezuela, Mexico and Brazil, with gains of 11%, 11%, 7% and 6%, respectively. On the back of growing political and economic uncertainties, Colombia and the Philippines were the only negative performers with losses of 1%.

In Eastern Europe, Russian debt performed well as the economy strengthened on the back of higher oil prices, aggressive economic reforms and the successful completion of its debt exchange at the end of August.

Within the Latin American region, rising oil prices boosted performance of Venezuelan debt (Venezuela is very dependent on oil exports). Mexican debt performance was boosted by strong economic performance, a credit rating upgrade to investment-grade quality, and a peaceful election. Brazilian debt performed well as the Brazilian government exceeded its International Monetary Fund (IMF) fiscal target by posting a fiscal surplus for the first five months of the year. Also, the Central Bank of Brazil has taken an aggressive stand on cutting interest rates, which is a key element in assuring that recent improvements in the fiscal balance are maintained.

Outlook

Globally, economic growth is moderating and inflation remains low. In the U.S., with economic growth moderating, we do not expect any additional interest rate hikes in 2000. Despite the inevitable variation across countries, we believe that most emerging market governments remain committed to necessary economic and financial reforms. In Brazil, we believe that economic growth will improve and inflation will remain muted. In Mexico, recently released third quarter data confirmed positive economic fundamentals. Public finances are in strong conditions, third quarter economic gain moderated somewhat and inflation is declining slowly. We believe that Russia


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

remains committed to structural reforms. Going forward, we believe this asset class will continue to produce attractive returns, albeit with considerable volatility over the medium-term.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting its progress to you again in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

[PHOTO]     John D.
            Carifa

[PHOTO]     Wayne D.
            Lyski

Portfolio Manager, Wayne D. Lyski, oversees fixed-income investments at Alliance and manages assets in both domestic and international markets.

Mr. Lyski has over 26 years of investment experience.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/93* TO 9/30/00

                            [MOUNTAIN CHART OMITTED]

JPM EMBI + Index: $23,133

Alliance World Dollar Government Fund II: $20,781

This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 7/31/93 to 9/30/00) as compared to the performance of an appropriate index. The index is from inception of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which was 1/1/94. For the period 7/31/93 through 9/30/94, the J.P. Morgan Emerging Markets Bond Index was used, all other periods use the JPM EMBI+ benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

*     Closest month-end after Fund's inception date of 7/28/93.


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                              [BAR CHART OMITTED]

                Alliance World Dollar Government Fund II (NAV)--
                            Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                          Alliance World Dollar     J.P. Morgan Emerging
                        Government Fund II (NAV)   Markets Bond Index Plus
--------------------------------------------------------------------------------
      9/30/93*                     5.16%                       n/a
      9/30/94*                    -1.06%                       n/a
      9/30/95                      2.90%                     5.21%
      9/30/96                     37.17%                    41.81%
      9/30/97                     32.41%                    26.23%
      9/30/98                    -38.92%                   -25.29%
      9/30/99                     27.90%                    23.00%
      9/30/00                     36.99%                    28.03%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

* The Fund's return for the period ended 9/30/93 is from the Fund's inception date of 7/28/93 through 9/30/93. The J.P. Morgan Emerging Markets Bond Index Plus was not available (n/a) until 1/1/94. Therefore, returns for the benchmark are unavailable for the yearly periods ended 9/30/93 and 9/30/94. The benchmark's return for the yearly period ended 9/30/95 is from 9/30/94 through 9/30/95.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
September 30, 2000 (unaudited)

INCEPTION DATE
7/28/93

PORTFOLIO STATISTICS
Net Assets ($mil): $824.3

SECURITY TYPE BREAKDOWN*
  80.88% Sovereign Debt Obligations
   8.38% Brady Bonds
   6.99% Time Deposit                           [PIE CHART]
   3.62% Yankee Bonds
   0.13% Common Stock

COUNTRY BREAKDOWN*
  20.88% Russia
  19.71% Brazil
  18.27% Mexico
   7.12% United States                          [PIE CHART]
   4.45% Turkey
   4.29% Qatar
   3.78% Argentina
   3.55% Panama
   3.33% Bulgaria
   3.26% Venezuela
   3.09% Ecuador
   3.03% Colombia
   2.64% Philippines
   1.75% Peru
   0.85% Hong Kong

* All data as of September 30, 2000. The Fund's security type and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2000 (unaudited)

                                               Principal
                                                  Amount
                                                   (000)            U.S. $ Value
--------------------------------------------------------------------------------

Sovereign Debt Obligations-90.8%

Other Sovereign Debt Obligations-82.3%
Argentina-3.9%
Republic of Argentina
   10.25%, 7/21/30(a).......................         $ 39,000     $  31,738,200
                                                                  -------------

Brazil-15.7%
Republic of Brazil
   11.00%, 8/17/40..........................          142,260       113,281,638
   12.25%, 3/06/30..........................           18,240        16,507,200
                                                                  -------------
                                                                    129,788,838
                                                                  -------------
Colombia-3.1%
Republic of Colombia
   8.625%, 4/01/08..........................            4,715         3,630,550
   9.75%, 4/23/09(a)........................           25,700        21,767,000
                                                                  -------------
                                                                     25,397,550
                                                                  -------------
Ecuador-3.1%
Republic of Ecuador
   12.00%, 11/15/12(b)......................           37,000        25,900,000
                                                                  -------------

Mexico-16.7%
United Mexican States Global Bond
   Series A
   9.875%, 2/01/10..........................            7,500         7,959,750
   11.375%, 9/15/16.........................          112,000       129,920,000
                                                                  -------------
                                                                    137,879,750
                                                                  -------------
Panama-3.6%
Republic of Panama
   9.375%, 4/01/29..........................           30,000        28,839,000
   10.75%, 5/15/20..........................            1,000           976,300
                                                                  -------------
                                                                     29,815,300
                                                                  -------------
Philippines-2.7%
Republic of Philippines
   9.875%, 1/15/19..........................           27,000        22,140,000
                                                                  -------------

Qatar-4.4%
State of Qatar
   9.75%, 6/15/30(b)........................           35,000        35,962,500
                                                                  -------------

Russia-21.3%
Russian Federation
   2.25%, 3/31/30(b)(c).....................          409,375       158,121,094
Russian Ministry of Finance
   3.00%, 5/14/03...........................           30,000        17,064,000
                                                                  -------------
                                                                    175,185,094
                                                                  -------------


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Turkey-4.5%
Republic of Turkey
   11.75%, 6/15/10..........................          $20,000     $  19,925,000
   12.375%, 6/15/09.........................           17,000        17,446,250
                                                                  -------------
                                                                     37,371,250
                                                                  -------------
Venezuela-3.3%
Republic of Venezuela
   9.25%, 9/15/27...........................           40,467        27,367,832
                                                                  -------------

Total Other Sovereign Debt Obligations
   (cost $669,853,088)......................                        678,546,314
                                                                  -------------

Collateralized Brady Bonds(d)-6.7%
Brazil-3.3%
Republic of Brazil Discount Bonds FRN
   7.375%, 4/15/24..........................           35,000        27,695,500
                                                                  -------------

Bulgaria-3.4%
Republic of Bulgaria Discount Bonds FRN
   7.75%, 7/28/24...........................           36,500        27,922,500
                                                                  -------------

Total Collateralized Brady Bonds
   (cost $56,741,223).......................                         55,618,000
                                                                  -------------

Non-Collateralized Brady Bonds-1.8%
Peru-1.8%
Republic of Peru FLIRB
   3.75%, 3/07/17(c)........................            2,600         1,462,500
   3.75%, 3/07/17(b)(c).....................           23,450        13,190,625
                                                                  -------------

Total Non-Collateralized Brady Bonds
   (cost $14,882,694).......................                         14,653,125
                                                                  -------------

Total Sovereign Debt Obligations
   (cost $741,477,005)......................                        748,817,439
                                                                  -------------

Corporate Debt Obligations-3.7%
Grupo Mexicano de Desarrollo, SA
   8.25%, 2/17/01(b)(e).....................            7,329         2,198,770
Guangdong Enterprises Holdings
   8.875%, 5/22/07(b)(e) ...................           17,850         7,140,000
Mexico City Toluca Toll Road
   11.00%, 5/19/02..........................           19,672        13,180,561
Trikem, SA
   10.625%, 7/24/07(b) .....................           10,000         7,875,000
                                                                  -------------

Total Corporate Debt Obligations
   (cost $44,513,596).......................                         30,394,331
                                                                  -------------


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Common Stock-0.1%
Pegasus Media & Communications, Inc.(f)
   (cost $35,817)...........................           22,564     $   1,090,123
                                                                  -------------

Time Deposit-7.1%
Bank of New York
   5.50%, 10/02/00..........................          $14,500        14,500,000
Societe Generale
   6.5625%, 10/02/00........................           44,100        44,100,000
                                                                  -------------

Total Time Deposit
   (cost $58,600,000).......................                         58,600,000
                                                                  -------------

Total Investments-101.7%
   (cost $844,626,418)......................                        838,901,893
Other assets less liabilities-(1.7%)........                        (14,585,422)
                                                                  -------------

Net Assets-100%.............................                      $ 824,316,471
                                                                  =============

(a) Securities, or portions thereof, with an aggregate market value of $25,012,076, have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, these securities amounted to $250,387,989 or 30.4% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2000.

(d) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e)   Security is in default and is non-income producing.

(f)   Non-income producing security.

      Glossary of Terms:

      FLIRB -Front Loaded Interest Reduction Bond.
      FRN   -Floating Rate Note.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2000 (unaudited)

Assets
Investments in securities, at value
   (cost $844,626,418) .....................................    $   838,901,893
Receivable for investment securities sold ..................         91,506,807
Interest receivable ........................................         18,925,507
Other assets ...............................................             50,635
                                                                ---------------
Total assets ...............................................        949,384,842
                                                                ---------------
Liabilities
Due to custodian ...........................................            368,552
Reverse repurchase agreements ..............................         24,426,111
Payable for investment securities purchased ................         98,971,505
Advisory fee payable .......................................            773,828
Administrative fee payable .................................            205,747
Interest payable on reverse repurchase agreements ..........             10,733
Accrued expenses ...........................................            311,895
                                                                ---------------
Total liabilities ..........................................        125,068,371
                                                                ---------------
Net Assets .................................................    $   824,316,471
                                                                ===============
Composition of Net Assets
Capital stock, at par ......................................    $       778,503
Additional paid-in capital .................................      1,048,473,894
Distributions in excess of net investment income ...........         (8,906,530)
Accumulated net realized loss on investment
   transactions ............................................       (210,304,871)
Net unrealized depreciation on investment transactions .....         (5,724,525)
                                                                ---------------
                                                                $   824,316,471
                                                                ===============
Net Asset Value Per Share
   (based on 77,850,368 shares outstanding) ................             $10.59
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2000 (unaudited)

Investment Income
Interest ....................................                      $ 46,131,200
Expenses
Advisory fee ................................     $  4,125,673
Administrative fee ..........................          618,851
Custodian ...................................          209,390
Transfer agency .............................          138,503
Audit and legal .............................          120,762
Printing ....................................           85,658
Registration ................................           27,040
Directors' fees .............................           20,832
Miscellaneous ...............................            6,701
                                                  ------------
Total expenses before interest ..............        5,353,410
Interest expense ............................          862,551
                                                  ------------
Total expenses ..............................                         6,215,961
                                                                   ------------
Net investment income .......................                        39,915,239
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions .............................                         3,792,921
Net change in unrealized
   appreciation/depreciation of
   investments ..............................                       (17,629,774)
                                                                   ------------
Net loss on investment transactions .........                       (13,836,853)
                                                                   ------------
Net Increase in Net Assets
   from Operations ..........................                      $ 26,078,386
                                                                   ============

See notes to financial statements.

--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                     Ended
                                                 September 30,     Year Ended
                                                     2000           March 31,
                                                  (unaudited)         2000
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $  39,915,239    $  89,482,238
Net realized gain (loss) on investment
   transactions ..............................       3,792,921      (81,592,245)
Net change in unrealized
   appreciation/depreciation of
   investment transactions ...................     (17,629,774)     259,550,920
                                                 -------------    -------------
Net increase in net assets from operations ...      26,078,386      267,440,913
Dividends and Distributions to
Shareholders
Dividends from net investment income .........     (45,151,894)     (85,169,265)
Tax return of capital ........................              -0-      (3,407,497)
Common Stock Transactions
Reinvestment of dividends resulting in
   issuance of Common Stock ..................              -0-      12,559,183
                                                 -------------    -------------
Total increase (decrease) ....................     (19,073,508)     191,423,334
Net Assets
Beginning of period ..........................     843,389,979      651,966,645
                                                 -------------    -------------
End of period ................................   $ 824,316,471    $ 843,389,979
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2000 (unaudited)

NOTE A
Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended September 30, 2000, the Fund reimbursed AFS $7,230, relating to shareholder servicing costs.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $874,750,921 and $863,516,356, respectively, for the six months ended September 30, 2000. There were no purchases or sales of U.S. government and government agency obligations for the six months ended September 30, 2000.

At September 30, 2000, the cost of Selected Data For A Share Of Common Stock Outstanding Throughout Each Period investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $19,835,625 and gross unrealized depreciation of investments was $25,560,150, resulting in net unrealized depreciation of $5,724,525.

At March 31, 2000, the Fund had a capital loss carryforward of $146,700,849, of which $103,516,115 expires in the year 2007 and $43,184,734 expires in the year 2008.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $65,550,215 during fiscal year 2000. To the extent that the carryover losses are used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.


--------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Swap Agreements

The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At September 30, 2000 the Fund did not have any outstanding swap agreements.

NOTE D
Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 77,850,368 shares outstanding at September 30, 2000, the Adviser owned 7,200 shares. During the six months ended September 30, 2000, the Fund issued no shares in connection with the Fund's dividend reinvestment plan. During the year ended March 31, 2000, the Fund issued 1,365,986 shares in connection with the Fund's dividend reinvestment plan.

NOTE E
Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

For the six months ended September 30, 2000, the Fund had entered into the following reverse repurchase agreements:

    Amount               Broker             Interest Rate        Maturity
=============  =========================    =============    ================
  $8,240,764    Deutsche Morgan Grenfell        5.88%         October 5, 2000
  $5,358,347    Merrill Lynch & Co.             5.88%         October 5, 2000
  $4,095,000    Deutsche Morgan Grenfell        6.00%         October 5, 2000
  $6,732,000    JP Morgan & Co.                 5.50%        October 10, 2000

For the six months ended September 30, 2000, the maximum amount of reverse repurchase agreements outstanding was $170,396,169, the average amount outstanding was approximately $51,049,069, and the daily weighted average interest rate was 5.66%.

NOTE F
Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


--------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  Six Months
                                       Ended
                               September 30,                                Year Ended March 31,
                                        2000        --------------------------------------------------------------------
                                 (unaudited)          2000           1999           1998             1997         1996
                               -----------------------------------------------------------------------------------------
Net asset value,
   beginning of period ..........     $10.83          $ 8.52         $13.82           $13.77         $11.96       $ 9.53
                               -----------------------------------------------------------------------------------------
Income From
   Investment Operations
Net investment income ...........        .52            1.16(a)        1.20(a)          1.30(a)        1.21         1.25(a)
Net realized and unrealized
   gain (loss) on investments
   and swap contracts ...........       (.18)           2.29          (5.06)            1.70           2.32         2.49
                                 ---------------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations ...................        .34            3.45          (3.86)            3.00           3.53         3.74
                                 ---------------------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ............       (.58)          (1.10)         (1.44)           (1.42)         (1.21)       (1.25)
Distributions in excess of net
   investment income ............         -0-             -0-            -0-              -0-          (.51)        (.06)
Tax return of capital ...........         -0-            (.04)           -0-              -0-            -0-          -0-
Distributions from net realized
   gain on investments ..........         -0-             -0-            -0-           (1.53)            -0-          -0-
                                 ---------------------------------------------------------------------------------------
Total dividends and distributions       (.58)          (1.14)         (1.44)           (2.95)         (1.72)       (1.31)
                                 ---------------------------------------------------------------------------------------
Net asset value, end of period ..     $10.59          $10.83         $ 8.52           $13.82         $13.77       $11.96
                                 =======================================================================================
Market value, end of period .....    $ 9.063         $ 9.188        $ 9.375          $13.75         $13.375      $12.375
                                 =======================================================================================
Total Return
Total investment return
   based on:(b)
   Market value .................       4.96%          11.15%        (20.95)%          26.49%         23.11%       33.51%
   Net asset value ..............       4.05%          44.16%        (28.44)%          23.48%         31.15%       40.48%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ..............   $824,316        $843,390       $651,967       $1,029,791       $991,503     $860,842
Ratio of expenses to average
   net assets ...................       1.51%(c)        1.51%          1.31%            1.26%          1.29%        1.30%
Ratio of expenses to average
   net assets, excluding
   interest expense .............       1.30%(c)        1.30%          1.31%            1.26%          1.29%        1.30%
Ratio of net investment income
   to average net assets ........       9.73%(c)       12.33%         11.89%            8.92%          8.92%       10.99%
Portfolio turnover rate .........        113%            217%           262%             327%           257%         395%

See footnote summary on page 18.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

common stock

A type of security that represents ownership in a public company.

credit rating

Credit ratings are issued by independent organizations, such as Standard & Poor's Ratings group or Moody's Investors Services. These groups attempt to assess the likliehood that the issuer of the bond will be able to make timely payments of principal and interest on the bond, based on such factors as the issuer's financial condition and any collateral securing these obligations. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


--------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)
Robert C. White(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Gregory Dube, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110-1520

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund Real
Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                  ------------------------------
                                                  SUMMARY OF GENERAL INFORMATION
                                                  ------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

NOTES


--------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

Alliance World Dollar Government Fund II
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGIISR900